                                                                    Exhibit 10.3

                               SECURITY AGREEMENT
                               ------------------

          SECURITY AGREEMENT, dated as of May 16, 1996, between MORAN BULK CORPORATION, a Delaware corporation (the "Borrower"), and THE FIRST NATIONAL BANK OF BOSTON, a national banking association, (the "Bank"). Reference is made to the Construction Loan Agreement dated as of October 13, 1995 (as amended and in effect from time to time, the "Loan Agreement") among the Borrower, the Guarantors named therein and the Bank.

          WHEREAS, it is a condition precedent to the Bank making any loans or otherwise extending credit to the Borrower under the Loan Agreement that the Borrower execute and deliver to the Bank, a security agreement in substantially the form hereof; and

         WHEREAS, the Borrower wishes to grant security interests in favor of the Bank, as herein provided;

          NOW, THEREFORE, in consideration of the promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1. DEFINITIONS. All capitalized terms used herein without definitions
             ----------
shall have the respective meanings provided therefor in the Loan Agreement. All terms defined in the Uniform Commercial Code of the Commonwealth of Massachusetts and used herein shall have the same definitions herein as specified therein.

          2. GRANT OF SECURITY. The Borrower hereby grants to the Bank, to
             -----------------
secure the payment and performance in full of all of the Obligations, a security interest in and so pledges and assigns to the Bank, the following properties, assets and rights of the Borrower, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof (all of the same being hereinafter called the "Collateral"):

          (i) the Vessel, all property used or useful in the construction thereof and all appurtenances thereto; (ii) all parts, components, materials, work in process, equipment, machinery, and all other property that is, or is intended to be, a part of, or used in connection with, the Vessel or such appurtenances (collectively, the
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                                       2

    "Components"); (iii) all contract rights and general intangibles relating to the construction of the Components and/or the Vessel including, without limitation, all of the Borrower's rights under the Contract and the Trinity Guaranty; (iv) all insurance claims, insurance refund claims and other insurance proceeds and tort claims relating to any damage or other casualty to the Components and/or the Vessel; and (v) all engineering drawings, licenses, permits, and other agreements of any kind or nature relating to or required for construction of the Components and/or the Vessel; and all recorded data of any kind or nature, regardless of the medium of recording including, without limitation, all software, writings, plans, specifications and schematics (including, without limitation, the Plans and Specifications) relating to the construction of the Vessel.

      3. TITLE TO COLLATERAL, ETC. The Borrower is the owner of the Collateral
         -------------------------
free from any adverse lien, security interest or other encumbrance, except for the security interest created by this Security Agreement and other liens permitted by the Loan Agreement. None of the Collateral constitutes, or is the proceeds of, "farm products" as defined in (S)9-109(3) of the Uniform Commercial Code of the Commonwealth of Massachusetts.

      4. CONTINUOUS PERFECTION. The Borrower's place of business or, if more
         ---------------------
than one, chief executive office is indicated on the Perfection Certificate delivered to the Bank herewith (the "Perfection Certificate"). The Borrower will not change the same, or the name, identity or corporate structure of the Borrower in any manner, without providing at least thirty (30) days prior written notice to the Bank. The Collateral, until the Vessel is delivered to the Borrower, will be kept at those locations listed on the Perfection Certificate and the Borrower will not remove the Collateral from such locations, without providing at least thirty (30) days prior written notice to the Bank.

      5. NO LIENS. Except for the security interest herein granted and liens
         --------
permitted by the Loan Agreement, the Borrower shall be the owner of the Collateral free from any lien, security interest or other encumbrance, and the Borrower shall defend the same against all claims and demands of all persons at any time claiming the same or any interests therein adverse to the Bank. The Borrower shall not pledge, mortgage or create, or suffer to exist a security interest in the Collateral in favor of any person other than the Bank, except for liens permitted by the Loan Agreement.
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                                       3

      6. NO TRANSFERS. The Borrower will not sell or offer to sell or otherwise
         ------------
transfer the Collateral or any interest therein.

      7. INSURANCE.
         ---------

           7.1. MAINTENANCE OF INSURANCE. The Borrower will maintain, with
                ------------------------
     financially sound and reputable insurers insurance with respect to its properties and business against such casualties and contingencies as shall be in compliance with the Loan Agreement. The Borrower will require the Builder to obtain and maintain, at all times during the construction of the Vessel, the insurance required by the Contract; such insurance shall be payable to the Bank as loss payee and additional insured.

           7.2. INSURANCE PROCEEDS. The proceeds of any casualty insurance in
                ------------------
     respect of any casualty loss of any of the Collateral shall, subject to the rights, if any, of other parties with a prior interest in the property covered thereby, (a) so long as no Default or Event of Default has occurred and is continuing and to the extent that the amount of such proceeds is less than One Million Dollars ($1,000,000), be disbursed to the Borrower for direct application by the Borrower solely to the repair or replacement of the Borrower's property so damaged or destroyed and (b) in all other circumstances, be held by the Bank as cash collateral for the Obligations. The Bank may, at its sole option, disburse from time to time all or any part of such proceeds so held as cash collateral, upon such terms and conditions as the Bank may reasonably prescribe, for direct application by the Borrower solely to the repair or replacement of the Borrower's property so damaged or destroyed, or the Bank may apply all or any part of such proceeds to the Obligations with the Total Commitment (if not then terminated) being reduced by the amount so applied to the Obligations.

           7.3. NOTICE OF CANCELLATION, ETC. All policies of insurance shall
           ----------------------------
     provide for at least thirty (30) days prior written cancellation notice to the Bank. In the event of failure by the Borrower or the Builder to provide and maintain insurance as herein provided, the Bank may, at its option, provide such insurance and charge the amount thereof to the Borrower. The Borrower shall, or shall cause the Builder to, furnish the Bank with certificates of insurance and policies evidencing compliance with the foregoing insurance provision.

      8. MAINTENANCE OF COLLATERAL; COMPLIANCE WITH LAW. The Borrower will keep
         ----------------------------------------------
the Collateral in good order and repair and will not
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                                       4

use the same in violation of law or any policy of insurance thereon. The Bank, or its designee, may inspect the Collateral at any reasonable time, wherever located. The Borrower will pay promptly when due (or contest in good faith and by appropriate proceedings) all taxes, assessments, governmental charges and levies upon the Collateral or incurred in connection with the use or operation of such Collateral or incurred in connection with this Security Agreement. The Borrower has at all times operated, and the Borrower will continue to operate, its business in compliance with all applicable provisions of the federal Fair Labor Standards Act, as amended, and with all applicable provisions of federal, state and local statutes and ordinances dealing with the control, shipment, storage or disposal of hazardous materials or substances, except where the failure to comply would not have a material adverse effect on the business, assets or financial condition of the Borrower.

      9. COLLATERAL PROTECTION EXPENSES; PRESERVATION OF COLLATERAL.
         ----------------------------------------------------------

           9.1. EXPENSES INCURRED BY BANK. In its discretion, the Bank may
                -------------------------
     discharge taxes and other encumbrances (other than those taxes and encumbrances which (i) are being contested by the Borrower in good faith and by appropriate proceedings and (ii) as to which the Borrower shall have posted adequate security) at any time levied or placed on any of the Collateral, make repairs thereto and pay any necessary filing fees. The Borrower agrees to reimburse the Bank on demand for any and all expenditures so made. In addition, upon the occurrence and during the continuance of any Event of Default the Bank may, pursuant to and in accordance with (S)2.8 of the Loan Agreement, in its sole discretion fund additional Construction Advances to continue and complete all or a portion of the construction of the Vessel, with such Construction Advances becoming an Obligation of the Borrower in accordance with (S)2.8 of the Loan Agreement. The Bank shall have no obligation to the Borrower to make any such expenditures or such Construction Advances, nor shall the making thereof relieve the Borrower of any default.
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                                       5

           9.2. BANK'S OBLIGATIONS AND DUTIES. Anything herein to the contrary
                -----------------------------
     notwithstanding, the Borrower shall remain liable under each contract or agreement comprised in the Collateral to be observed or performed by the Borrower thereunder. The Bank shall not have any obligation or liability under any such contract or agreement by reason of or arising out of this Security Agreement or the receipt by the Bank of any payment relating to any of the Collateral, nor shall the Bank be obligated in any manner to perform any of the obligations of the Borrower under or pursuant to any such contract or agreement, to make inquiry as to the nature or sufficiency of any payment received by the Bank in respect of the Collateral or as to the sufficiency of any performance by any party under any such contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to the Bank or to which the Bank may be entitled at any time or times. The Bank's sole duty with respect to the custody, safe keeping and physical preservation of the Collateral in its possession, under (S)9-207 of the Uniform Commercial Code of the Commonwealth of Massachusetts or otherwise, shall be to deal with such Collateral in substantially the same manner as the Bank deals with similar property for its own account.

      10. SECURITIES AND DEPOSITS. If any Obligations are due, the Bank may
          -----------------------
demand, sue for, collect, or make any settlement or compromise which it deems desirable with respect to the Collateral. Regardless of the adequacy of Collateral or any other security for the Obligations, any deposits or other sums at any time credited by or due from the Bank to the Borrower may be applied to or set off against any of the Obligations then due.

      11. NOTIFICATION TO OBLIGORS. If an Event of Default shall have occurred
          ------------------------
and be continuing, the Borrower shall, at the request of the Bank, notify the Builder, Trinity, and any other Person reasonably requested by the Bank (including, without limitation, the Builder and Trinity) of the security interest of the Bank in the Vessel and the other Collateral and that payment, if any, owing to the Borrower under the Collateral is to be made directly to the Bank or to any financial institution designated by the Bank as the Bank's agent therefor, and the Bank may itself, if an Event of Default shall have occurred and be continuing, without notice to or demand upon the Borrower, so notify any such Persons. After the making of such a request or the giving of any such notification, the Borrower shall hold any proceeds of collection of any of the Collateral received by the Borrower as trustee for the Bank, for the benefit of the Bank, without commingling the same with other
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                                       6

funds of the Borrower and shall turn the same over to the Bank in the identical form received, together with any necessary endorsements or assignments. The Bank shall apply the proceeds of collection of such Collateral received by the Bank to the Obligations, such proceeds to be immediately entered after final payment in cash or solvent credits of the items giving rise to them.

      12. FURTHER ASSURANCES. The Borrower, at its own expense, shall (and with
          ------------------
respect to third parties, shall use its best efforts to cause such third parties
to) do, make, execute and deliver all such additional and further acts, things, deeds, assurances and instruments as the Bank may require more completely to vest in and assure to the Bank its rights hereunder or in any of the Collateral, including, without limitation, (a) executing, delivering and, where appropriate, filing financing statements and continuation statements under the Uniform Commercial Code, and (b) obtaining governmental and other third party consents and approvals.

      13. POWER OF ATTORNEY.
          -----------------

           13.1. APPOINTMENT AND POWERS OF BANK. The Borrower hereby irrevocably
                 ------------------------------
     constitutes and appoints the Bank and any officer of the Bank thereof, with full power of substitution, as its true and lawful attorneys-in-fact with full irrevocable power and authority in the place and stead of the Borrower or in the Bank's own name, for the purpose of carrying out the terms of this Security Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of this Security Agreement and, without limiting the generality of the foregoing, hereby gives said attorneys the power and right, on behalf of the Borrower, without prior notice to or assent by the Borrower, to do the following:

               (a) upon the occurrence and during the continuance of a Default or an Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral in such manner as is consistent with the Uniform Commercial Code of the Commonwealth of Massachusetts and as fully and completely as though the Bank were the absolute owner thereof for all purposes, and to do at the Borrower's expense, at any time, or from time to time, all acts and things which the Bank, in the exercise of its reasonable discretion, deems necessary to protect, preserve or realize upon the Collateral and the Bank's security interest therein, in order to effect the intent of this Security Agreement, all as fully and effectively as the Borrower might do; and

               (b) to file such financing statements with respect hereto, with or without the Borrower's signature, or a photocopy of this Security Agreement in substitution for a financing statement, as the Bank may deem appropriate and to execute in the Borrower's name such financing statements and amendments thereto and continuation statements which may require the Borrower's signature.

           13.2. RATIFICATION BY BORROWER. To the extent permitted by law, the
                 ------------------------
     Borrower hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

           13.3. NO DUTY ON BANK. The powers conferred on the Bank hereunder are
                 ---------------
     solely to protect the interests of the Bank in the Collateral and shall not impose any duty upon the Bank to exercise any such powers. The Bank shall be accountable only for the amounts that it actually receives as a result of the exercise of such powers and neither it nor any of its officers, directors, employees or agents shall be responsible to the Borrower for any act or failure to act, except for the Bank's own gross negligence or willful misconduct. The Bank shall use reasonable efforts to notify the Borrower within five (5) Business Days of any action taken by the Bank under this (S)13.

      14. REMEDIES. If an Event of Default shall have occurred and be continuing, the Bank may, without notice to or demand upon the Borrower, declare this Security Agreement to be in default, and the Bank shall thereafter have in any jurisdiction in which enforcement hereof is sought, in addition to all other rights and remedies, the rights and remedies of a secured party under the Uniform Commercial Code, including, without limitation, the right to take possession of the Collateral, and for that purpose the Bank may, so far as the Borrower can give authority therefor, enter upon any premises on which the Collateral may be situated and remove the same therefrom. The Bank may in its discretion require the Borrower to assemble all or any part of the Collateral at such location or locations within the state(s) of the Borrower's principal office(s) or at such other locations as the Bank may designate. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Bank shall give to the Borrower at least ten (10) Business Days prior
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                                       8

written notice of the time and place of any public sale of Collateral or of the time after which any private sale or any other intended disposition is to be made. The Borrower hereby acknowledges that ten (10) Business Days prior written notice of such sale or sales shall be reasonable notice. In addition, the Borrower waives any and all rights that it may have to a judicial hearing in advance of the enforcement of any of the Bank's rights hereunder, including, without limitation, its right following an Event of Default to take immediate possession of the Collateral and to exercise its rights with respect thereto. To the extent that any of the Obligations are to be paid or performed by a person other than the Borrower, the Borrower waives and agrees not to assert any rights or privileges which it may have under (S)9-112 of the Uniform Commercial Code of the Commonwealth of Massachusetts.

      15. NO WAIVER, ETC. The Borrower waives demand, notice, protest, notice of
          ---------------
acceptance of this Security Agreement, notice of loans made, credit extended, Collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description. With respect to both the Obligations and the Collateral, the Borrower assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of or failure to perfect any security interest in any Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as the Bank, in the exercise of its reasonable discretion, may deem advisable. The Bank shall have no duty as to the collection or protection of the Collateral or any income thereon, nor as to the preservation of rights against prior parties, nor as to the preservation of any rights pertaining thereto beyond the safe custody thereof as set forth in (S)9.2. The Bank shall not be deemed to have waived any of its rights upon or under the Obligations or the Collateral unless such waiver shall be in writing and signed by the Bank. No delay or omission on the part of the Bank in exercising any right shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not be construed as a bar to or waiver of any right on any future occasion. All rights and remedies of the Bank with respect to the Obligations or the Collateral, whether evidenced hereby or by any other instrument or papers, shall be cumulative and may be exercised singularly, alternatively, successively or concurrently at such time or at such times as the Bank deems expedient.

      16. MARSHALLING. The Bank shall not be required to marshal any present or
          -----------
future collateral security (including but not limited to this Security Agreement and the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of the rights of the Bank hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that it lawfully may, the Borrower hereby agrees that it will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of the Bank's rights under this Security Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, the Borrower hereby irrevocably waives the benefits of all such laws.

      17. PROCEEDS OF DISPOSITIONS; EXPENSES. The Borrower shall pay to the Bank
          ----------------------------------
on demand any and all expenses, including reasonable attorneys' fees and disbursements, incurred or paid by the Bank in protecting, preserving or enforcing the Bank's rights under or in respect of any of the Obligations or any of the Collateral. After deducting all of said expenses, the residue of any proceeds of collection or sale of the Obligations or Collateral shall, to the extent actually received in cash, be applied to the payment of the Obligations pursuant to (S)12.4 of the Loan Agreement. Upon the final payment and satisfaction in full of all of the Obligations and after making any payments required by Section 9-504(1)(c) of the Uniform Commercial Code of the Commonwealth of Massachusetts, any excess shall be returned to the Borrower, and the Borrower shall remain liable for any deficiency in the payment of the Obligations.

      18. OVERDUE AMOUNTS. Until paid, all amounts due and payable by the Borrower hereunder shall be a debt secured by the Collateral and shall bear, whether before or after judgment, interest at the rate of interest for overdue principal set forth in the Loan Agreement.

      19. GOVERNING LAW; CONSENT TO JURISDICTION. THIS SECURITY AGREEMENT IS
          --------------------------------------
INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE COMMONWEALTH OF MASSACHUSETTS. The Borrower agrees that any suit for the enforcement of this Security Agreement may be brought in the courts of the Commonwealth of Massachusetts or any federal court sitting therein and consents to the non-exclusive jurisdiction of such court and to service of process in any such suit being made upon the Borrower by mail at the address specified in the Loan Agreement. The Borrower hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient court.

      20. WAIVER OF JURY TRIAL. THE BORROWER WAIVES ITS RIGHT TO A JURY TRIAL
          --------------------
WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS SECURITY AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF ANY SUCH RIGHTS OR OBLIGATIONS. Except as prohibited by law, the Borrower waives any right which it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. The Borrower (a) certifies that neither the Bank nor any representative, agent or attorney of the Bank has represented, expressly or otherwise, that the Bank would not, in the event of litigation, seek to enforce the foregoing waivers and (b) acknowledges that, in entering into the Loan Agreement and the other Loan Documents to which the Bank is a party, the Bank is relying upon, among other things, the waivers and certifications contained in this (S)20.

      21. MISCELLANEOUS. The headings of each section of this Security Agreement
          -------------
are for convenience only and shall not define or limit the provisions thereof. This Security Agreement and all rights and obligations hereunder shall be binding upon the Borrower and its respective successors and assigns, and shall inure to the benefit of the Bank and its successors and assigns. If any term of this Security Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby, and this Security Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein. The Borrower acknowledges receipt of a copy of this Security Agreement.


     22. TERMINATION. At such time as all of the Obligations have been finally
         -----------
paid and satisfied in full in cash and the Commitment has been terminated in full, this Agreement shall terminate and the Bank shall, upon the written request and in each case at the expense of the Borrower, execute and deliver to the Borrower all such termination documents and other instruments, and take all such other actions, as may be necessary or proper to release, terminate, deliver, and reassign to and re-vest in the Borrower the Collateral previously granted, pledged, and assigned to the Bank by the Borrower pursuant to this Agreement, subject to any disposition or application of all or any part thereof that may have been made by the Bank pursuant hereto or the other Security Documents.

     IN WITNESS WHEREOF, intending to be legally bound, the Borrower has caused this Security Agreement to be duly executed as of the date first above written.


                              MORAN BULK CORPORATION



                              By: /s/ Alan L. Marchisotto
                              Name: Alan L. Marchisotto
                              Title: Secretary

Accepted:
THE FIRST NATIONAL BANK OF BOSTON



By: /s/ Daniel O'Connor
Name: Daniel O'Connor
Title: Managing Director

                         CERTIFICATE OF ACKNOWLEDGMENT

COMMONWEALTH OR STATE OF Connecticut)

                                         )  ss.
COUNTY OF  Fairfield)

          Before me, the undersigned, a Notary Public in and for the county aforesaid, on this 14th day of May, 1996, personally appeared Alan Marchisotto to me known personally, and who, being by me duly sworn, deposes and says that
(s)he is the Secretary of Moran Bulk Corporation, and that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors, and said Secretary acknowledged said instrument to be the free act and deed of said corporation.

                  /s/ Helaine L. Rich

                  Notary Public
                  My commission expires:


                  Helaine L. Rich
                  Notary Public, State of Conecticut
                  No. 77549
                  Commission Expires July 31, 1996